Exhibit 99.2      CCBG Quarterly Financial Data Supplement for the quarter
                   ended March 31, 2006.



EARNINGS HIGHLIGHTS
                                                         Three Months Ended
                                                 ---------------------------------
                                                  March 31,   Dec. 30,   March 31,
(Dollars in thousands, except per share data)(1)    2006        2005       2005
----------------------------------------------------------------------------------
EARNINGS
Net Income                                        $7,421        7,459       6,377
Diluted Earnings Per Common Share                   0.40         0.40        0.36
---------------------------------------------------------------------------------
PERFORMANCE
Return on Average Equity                            9.66%        9.67        9.91
Return on Average Assets                            1.16         1.14        1.12
Net Interest Margin                                 5.25         5.16        4.92
Noninterest Income as % of Operating Revenue       30.93        30.68       31.06
Efficiency Ratio                                   67.20        65.22       67.06
---------------------------------------------------------------------------------
CAPITAL ADEQUACY
Tier 1 Capital Ratio                               13.00%       12.61       11.52
Total Capital Ratio                                13.94        13.56       12.39
Leverage Ratio                                     10.34        10.27        9.03
Equity to Assets                                   11.63        11.66       11.07
---------------------------------------------------------------------------------
ASSET QUALITY
Allowance as % of Non-Performing Loans             330.70%     333.11      302.13
Allowance as a % of Loans                            0.84        0.84        0.87
Net Charge-Offs as % of Average Loans                0.16        0.26        0.09
Nonperforming Assets as % of Loans and ORE           0.28        0.27        0.31
---------------------------------------------------------------------------------
STOCK PERFORMANCE
High                                              $ 37.97       39.33       33.60
Low                                                 33.79       33.21       29.30
Close                                             $ 35.55       34.29       32.41
Average Daily Trading Volume                       15,281      15,266      21,025
---------------------------------------------------------------------------------

(1) All share and per share data have been restated to reflect the 5-for-4 stock split effective July 1, 2005.



CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited
----------------------------------------------------------------------------------------------------------------
                                                          2006                          2005
                                                        ---------   --------------------------------------------
                                                          First      Fourth       Third      Second      First
(Dollars in thousands, except per share data)(1)         Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and Fees on Loans                              $ 37,343      36,990      35,331      32,105      28,842
Investment Securities                                      1,530       1,437       1,437       1,447       1,473
Funds Sold                                                   539         353         121         358         159
----------------------------------------------------------------------------------------------------------------
     Total Interest Income                                39,412      38,780      36,889      33,910      30,474
----------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Deposits                                                   7,722       6,727       5,480       4,618       4,309
Short-Term Borrowings                                        824         979         691         734         450
Subordinated Notes Payable                                   926         942         931         667         441
Other Long-term Borrowings                                   810         822         783         769         720
----------------------------------------------------------------------------------------------------------------
     Total Interest Expense                               10,282       9,470       7,885       6,788       5,920
----------------------------------------------------------------------------------------------------------------
Net Interest Income                                       29,130      29,310      29,004      27,122      24,554
Provision for Loan Losses                                    667       1,333         376         388         410
----------------------------------------------------------------------------------------------------------------
Net Interest Income after Provision for Loan Losses       28,463      27,977      28,628      26,734      24,144
================================================================================================================
NONINTEREST INCOME
Service Charges on Deposit Accounts                        5,680       5,722       5,635       5,035       4,348
Data Processing                                              637         693         660         650         607
Asset Management Fees                                      1,050       1,244       1,050       1,013       1,112
Retail Brokerage Fees                                        483         404         305         313         299
Gain on Sale of Investment Securities                          -           -           9           -           -
Mortgage Banking Revenues                                    721         956       1,317       1,036         763
Merchant Fees                                              1,725       1,522       1,556       1,532       1,564
Interchange Fees                                             675         631         582         535         491
ATM/Debit Card Fees                                          599         582         550         536         538
Other                                                      1,475       1,220       1,459       1,391       1,338
----------------------------------------------------------------------------------------------------------------
     Total Noninterest Income                             13,045      12,974      13,123      12,041      11,060
================================================================================================================
NONINTEREST EXPENSE
Salaries and Associate Benefits                           15,430      13,894      14,046      13,187      12,560
Occupancy, Net                                             2,223       2,202       2,119       2,035       1,937
Furniture and Equipment                                    2,500       2,381       2,285       2,192       2,112
Intangible Amortization                                    1,530       1,518       1,430       1,296       1,196
Other                                                      8,409       9,347       8,729       7,886       7,462
----------------------------------------------------------------------------------------------------------------
     Total Noninterest Expense                            30,092      29,342      28,609      26,596      25,267
================================================================================================================
OPERATING PROFIT                                          11,416      11,609      13,142      12,179       9,937
Provision for Income Taxes                                 3,995       4,150       4,565       4,311       3,560
----------------------------------------------------------------------------------------------------------------
NET INCOME                                               $ 7,421       7,459       8,577       7,868       6,377
================================================================================================================
PER SHARE DATA
Basic Earnings                                           $  0.40        0.40        0.46        0.44        0.36
Diluted Earnings                                            0.40        0.40        0.46        0.44        0.36
Cash Dividends                                             0.163       0.163       0.152       0.152       0.152
AVERAGE SHARES
Basic                                                     18,652      18,624      18,623      18,094      17,700
Diluted                                                   18,665      18,654      18,649      18,102      17,708
================================================================================================================

(1) All share and per share data have been restated to reflect the 5-for-4 stock split effective July 1, 2005.



CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited
================================================================================================================
                                                          2006                          2005
                                                       ----------   --------------------------------------------
                                                          First      Fourth       Third       Second      First
(Dollars in thousands, except per share data)(1)         Quarter     Quarter     Quarter     Quarter     Quarter
----------------------------------------------------------------------------------------------------------------
ASSETS
Cash and Due From Banks                               $  104,486     105,195     109,847     117,921      92,868
Funds Sold and Interest Bearing Deposits                 110,604      61,164      16,382      59,062      57,115
----------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents                     215,090     166,359     126,229     176,983     149,983
Investment Securities, Available-for-Sale                180,760     171,019     192,435     195,860     190,945
Loans, Net of Unearned Interest
  Commercial                                             195,412     196,537     197,809     197,098     179,653
  Tax-Free                                                27,898      35,757      32,366      31,122      29,928
  Real Estate - Construction                             172,317     160,914     151,951     148,367     142,044
  Real Estate - Commercial                               679,948     704,881     699,293     700,477     635,787
  Real Estate - Residential                              543,373     531,653     526,167     519,441     437,520
  Real Estate - Home Equity                              163,189     165,336     162,309     160,767     151,464
  Consumer                                               240,921     242,481     243,081     242,922     223,145
  Credit Card                                                  -           -           1          49          48
  Other Loans                                             26,951      26,346      34,225      43,217      42,046
  Overdrafts                                               4,647       3,589       5,690       3,314       2,168
----------------------------------------------------------------------------------------------------------------
     Total Loans, Net of Unearned Interest             2,054,656   2,067,494   2,052,892   2,046,774   1,843,803
  Allowance for Loan Losses                              (17,279)    (17,410)    (17,424)    (17,451)    (16,040)
----------------------------------------------------------------------------------------------------------------
     Loans, Net                                        2,037,377   2,050,084   2,035,468   2,029,323   1,827,763
Premises and Equipment, Net                               76,693      73,818      71,044      69,294      60,443
Intangible Assets                                        108,958     110,451     111,851     113,081      79,139
Other Assets                                              55,841      53,731      46,475      45,344      40,819
----------------------------------------------------------------------------------------------------------------
     Total Other Assets                                  241,492     238,000     229,370     227,719     180,401
----------------------------------------------------------------------------------------------------------------
Total Assets                                          $2,674,719   2,625,462   2,583,502   2,629,885   2,349,092
================================================================================================================
LIABILITIES
Deposits:
  Noninterest Bearing Deposits                        $  562,140     559,492     571,880     598,602     555,758
  NOW Accounts                                           518,024     520,878     481,767     475,687     400,816
  Money Market Accounts                                  369,416     331,094     267,074     287,601     250,433
  Regular Savings Accounts                               137,780     144,296     155,471     162,665     148,578
  Certificates of Deposit                                521,796     523,586     549,296     576,074     533,773
----------------------------------------------------------------------------------------------------------------
     Total Deposits                                    2,109,156   2,079,346   2,025,488   2,100,629   1,889,358
Short-Term Borrowings                                     89,105      82,973      92,746      71,148      78,593
Subordinated Notes Payable                                62,887      62,887      62,887      62,887      30,928
Other Long-Term Borrowings                                68,764      69,630      71,526      73,144      67,879
Other Liabilities                                         33,744      24,850      29,278      26,655      22,236
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                      2,363,656   2,319,686   2,281,925   2,334,463   2,088,994
----------------------------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY
Common Stock                                                 187         186         186         186         178
Additional Paid-In Capital                                84,291      83,304      83,185      82,582      52,736
Retained Earnings                                        227,920     223,532     219,099     213,352     208,334
Accumulated Other Comprehensive Loss, Net of Tax          (1,335)     (1,246)       (893)       (698)     (1,150)
----------------------------------------------------------------------------------------------------------------
Total Shareowners' Equity                                311,063     305,776     301,577     295,422     260,098
----------------------------------------------------------------------------------------------------------------
Total Liabilities and Shareowners' Equity             $2,674,719   2,625,462   2,583,502   2,629,885   2,349,092
================================================================================================================
OTHER BALANCE SHEET DATA
Earning Assets                                        $2,346,020   2,299,677   2,261,709   2,301,696   2,091,863
Intangible Assets
  Goodwill                                                84,811      84,828      84,710      84,511      54,371
  Deposit Base                                            22,453      23,864      25,275      26,598      22,689
  Other                                                    1,694       1,759       1,866       1,972       2,079
Interest Bearing Liabilities                           1,767,772   1,735,344   1,680,767   1,709,206   1,511,000
----------------------------------------------------------------------------------------------------------------
Book Value Per Diluted Share                          $    16.65       16.39       16.17       15.87       14.69
Tangible Book Value Per Diluted Share                      10.82       10.47       10.17        9.79       10.22
----------------------------------------------------------------------------------------------------------------
Actual Basic Shares Outstanding                           18,667      18,632      18,624      18,614      17,703
Actual Diluted Shares Outstanding                         18,680      18,662      18,649      18,617      17,705
================================================================================================================

(1) All share and per share data have been restated to reflect the 5-for-4 stock split effective July 1, 2005.



CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
  AND NONPERFORMING ASSETS
Unaudited
------------------------------------------------------------------------------------------------------------
                                                     2006                         2005
                                                   ---------   ---------------------------------------------
                                                     First      Fourth      Third       Second       First
(Dollars in thousands)                              Quarter     Quarter     Quarter     Quarter     Quarter
------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period                      $17,410      17,424      17,451      16,040      16,037
Acquired Reserves                                         -           -           -       1,385           -
Provision for Loan Losses                               667       1,333         376         388         410
Net Charge-offs                                         798       1,347         403         362         407
-----------------------------------------------------------------------------------------------------------
Balance at End of Period                            $17,279      17,410      17,424      17,451      16,040
===========================================================================================================
As a % of Loans                                        0.84%       0.84        0.85        0.85        0.87
As a % of Nonperforming Loans                        330.70      333.11      342.79      289.12      302.13
As a % of Nonperforming Assets                       298.27      313.69      236.07      280.65      284.25
===========================================================================================================
CHARGE-OFFS
Commercial, Financial and Agricultural              $   322         745         151         302          88
Real Estate - Construction                                -           -           -           -           -
Real Estate - Commercial                                291         245           4           2           4
Real Estate - Residential                                22         145         115          37          25
Consumer                                                591         575         551         536         718
-----------------------------------------------------------------------------------------------------------
Total Charge-offs                                   $ 1,226       1,710         821         877         835
===========================================================================================================
RECOVERIES
Commercial, Financial and Agricultural              $    62          30          43          98           9
Real Estate - Construction                                -           -           -           -           -
Real Estate - Commercial                                  3           1           1           -           -
Real Estate - Residential                                 7           1          20          14           2
Consumer                                                356         331         354         403         417
-----------------------------------------------------------------------------------------------------------
Total Recoveries                                    $   428         363         418         515         428
===========================================================================================================
NET CHARGE-OFFS                                     $   798       1,347         403         362         407
===========================================================================================================
Net charge-offs as a % of Average Loans(1)             0.16%       0.26        0.08        0.08        0.09
===========================================================================================================
RISK ELEMENT ASSETS
Nonaccruing Loans                                   $ 5,225       5,258       5,083       6,036       5,309
Restructured                                              -           -           -           -           -
-----------------------------------------------------------------------------------------------------------
  Total Nonperforming Loans                           5,225       5,258       5,083       6,036       5,309
Other Real Estate                                       568         292       2,298         182         334
-----------------------------------------------------------------------------------------------------------
  Total Nonperforming Assets                        $ 5,793       5,550       7,381       6,218       5,643
===========================================================================================================
Past Due Loans 90 Days or More                      $   367         309         473         562         298
===========================================================================================================
Nonperforming Loans as a % of Loans                    0.25%       0.25        0.25        0.29        0.29
Nonperforming Assets as a % of
  Loans and Other Real Estate                          0.28        0.27        0.36        0.30        0.31
Nonperforming Assets as a % of Capital(2)              1.76        1.72        2.31        1.99        2.04
===========================================================================================================


(1) Annualized
(2) Capital includes allowance for loan losses.


---------------------------------------------------------------------------------------------------------------------------------
                                                   First Quarter 2006           Fourth Quarter 2005        Third Quarter of 2005
                                                -------------------------   --------------------------   -------------------------
                                                Average           Average    Average           Average    Average          Average
(Dollars in thousands)                          Balance  Interest  Rate      Balance  Interest  Rate      Balance  Interest  Rate
-------------------------------------------------------------------------    -------------------------    ------------------------
ASSETS:
Loans, Net of Unearned Interest               $2,048,642  $37,439  7.41%     2,062,775   37,112  7.14      2,046,968  35,433  6.87

Investment Securities
  Taxable Investment Securities                  118,055    1,091  3.70        128,478    1,025  3.18        137,970   1,022  2.95
  Tax-Exempt Investment Securities                59,368      674  4.54         55,481      632  4.55         56,079     638  4.55
----------------------------------------------------------------------------------------------------------------------------------

Total Investment Securities                      177,423    1,765  3.98        183,959    1,657  3.60        194,049   1,660  3.42

Funds Sold                                        49,602      539  4.36         32,276      353  4.28          9,885     121  4.79
----------------------------------------------------------------------------------------------------------------------------------

Total Earning Assets                           2,275,667  $39,743  7.08%     2,279,010   39,122  6.81      2,250,902  37,214  6.56
                                                          ==============                 ============                 ============
Cash and Due From Banks                          109,907                       114,650                       106,638
Allowance For Loan Losses                        (17,582)                      (17,568)                      (17,570)
Other Assets                                     236,467                       231,505                       229,554
--------------------------------------------------------                     ---------                     ---------
Total Assets                                  $2,604,459                     2,607,597                     2,569,524
========================================================                     =========                     =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  510,270  $ 1,446  1.15%       483,780    1,088  0.89        463,936     773  0.66
  Money Market Accounts                          343,652    2,298  2.71        307,971    1,820  2.34        272,724   1,062  1.54
  Savings Accounts                               139,664       62  0.18        149,431       67  0.18        159,080      75  0.19
  Time Deposits                                  521,966    3,916  3.04        539,695    3,752  2.76        563,595   3,570  2.51
----------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Deposits                1,515,552    7,722  2.07      1,480,877    6,727  1.80      1,459,335   5,480  1.49

Short-Term Borrowings                             93,867      824  3.55        113,600      979  3.42         89,483     691  3.07
Subordinated Note Payable                         62,887      926  5.97         62,887      942  5.94         62,887     931  5.87
Other Long-Term Borrowings                        69,966      810  4.70         71,224      822  4.58         72,408     783  4.29
----------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,742,272  $10,282  2.39%     1,728,588    9,470  2.17      1,684,113   7,885  1.86
                                                          ==============                 ============                 ============

Noninterest Bearing Deposits                     524,696                       543,140                       554,092
Other Liabilities                                 26,029                        29,661                        30,388
--------------------------------------------------------                     ---------                     ---------
Total Liabilities                              2,292,997                     2,301,389                     2,268,593

SHAREOWNERS' EQUITY:                          $  311,461                       306,208                       300,931
--------------------------------------------------------                     ---------                     ---------
Total Liabilities and Shareowners' Equity     $2,604,458                     2,607,597                     2,569,524
========================================================                     =========                     =========
Interest Rate Spread                                      $29,461  4.69%                29,652  4.64                  29,329  4.70
========================================================================                ============                  ============
Interest Income and Rate Earned(2)                        $39,743  7.08                 39,122  6.81                  37,214  6.56
Interest Expense and Rate Paid                             10,282  1.83                  9,470  1.65                   7,885  1.39
------------------------------------------------------------------------                ------------                  ------------
Net Interest Margin                                       $29,461  5.25%                29,652  5.16                  29,329  5.17
========================================================================                ============                  ============


(1) Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
(2) Rate calculated based on average earning assets.


CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES(1)
Unaudited
----------------------------------------------------------------------------------------------------
                                                Second Quarter of 2005        First Quarter 2005
                                               -------------------------   -------------------------
                                               Average           Average   Average           Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
------------------------------------------------------------------------   -------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,932,637  $32,200  6.68%   1,827,327   28,920  6.42

Investment Securities
  Taxable Investment Securities                  149,958    1,113  2.96      153,543    1,090  2.85
  Tax-Exempt Investment Securities                41,316      513  4.97       43,928      586  5.33
---------------------------------------------------------------------------------------------------

Total Investment Securities                      191,274    1,626  3.40      197,471    1,676  3.40

Funds Sold                                        46,572      358  3.04       22,251      159  2.85
---------------------------------------------------------------------------------------------------

Total Earning Assets                           2,170,483  $34,184  6.32%   2,047,049   30,755  6.09
                                                          ==============               ============
Cash and Due From Banks                          104,336                      97,322
Allowance For Loan Losses                        (16,998)                    (16,167)
Other Assets                                     200,967                     178,603
--------------------------------------------------------                   ---------
Total Assets                                  $2,458,788                   2,306,807
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  413,799  $   560  0.54%     359,151      447  0.50
  Money Market Accounts                          270,195      830  1.23      251,849      625  1.01
  Savings Accounts                               155,286       75  0.19      147,676       75  0.21
  Time Deposits                                  547,919    3,153  2.31      552,069    3,162  2.32
---------------------------------------------------------------------------------------------------
                                               1,387,199    4,618  1.34    1,310,745    4,309  1.33

Short-Term Borrowings                            108,508      734  2.71       79,582      450  2.29
Subordinated Note Payable                         45,681      667  5.86       30,928      441  5.79
Other Long-Term Borrowings                        68,975      769  4.47       68,200      720  4.28
---------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,610,363  $ 6,788  1.69%   1,489,455    5,920  1.61
                                                          ==============               ============

Noninterest Bearing Deposits                     544,945                     536,633
Other Liabilities                                 25,373                      19,773
--------------------------------------------------------                   ---------
Total Liabilities                              2,180,681                   2,045,861

SHAREOWNERS' EQUITY:                          $  278,107                     260,946
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $2,458,788                   2,306,807
========================================================                   =========
Interest Rate Spread                                      $27,396  4.63%               24,835  4.48
========================================================================               ============
Interest Income and Rate Earned(2)                        $34,184  6.32                30,755  6.09
Interest Expense and Rate Paid                              6,788  1.25                 5,920  1.17
------------------------------------------------------------------------               ------------
Net Interest Margin                                       $27,396  5.07%               24,835  4.92
========================================================================               ============


(1) Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
(2) Rate calculated based on average earning assets.
